Exhibit 32.1
Certification Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002
     I, Jeffrey A. Rich, Chief Executive Officer of Affiliated Computer Services, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:
(1)	the Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2005, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 13, 2005	/s/ Jeffrey A. Rich

Jeffrey A. Rich, Chief Executive Officer of Affiliated Computer Services, Inc.